Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
8.	INCOME TAXES

A reconciliation of the statutory U.S. Federal Tax Rate to the Company’s effective tax rate is as follows:

	Year Ended December 31,
	2014	2015
U.S. statutory federal income tax rate	34.0%	34.0%
State income taxes, net of federal income tax benefit	4.8%	5.0%
Interest expense – deferred financing costs	(2.6)%	—
Permanent items	—	(1.4)%
R&D credit	1.2%	0.4%
Change in valuation allowance	(37.3)%	(38.0)%
Other	(0.1)%	—

Effective income tax rate	0.0%	0.0%

The significant components of the Company’s deferred tax assets as of December 31, 2014 and 2015 are as follows (in thousands):

	December 31,
	2014	2015
Net operating loss carryforwards	$6,838	$10,842
Research and development credits	307	359
Accrued expenses	43	119
Property and equipment	10	12
Stock based compensation	—	259
Other – net	3	9

Deferred tax assets	7,201	11,600
Valuation allowance	(7,201)	(11,600)

Net deferred tax asset and liability	$—	$—

Because of the Company’s recurring losses since inception, management has concluded that it is more likely than not that the benefits of losses to date which result in deferred tax assets will not be realized and, accordingly, the Company provided a full valuation allowance against the net deferred tax assets. The valuation allowance increased by approximately $3,486,000 and $4,399,000 in 2014 and 2015, respectively, due to the increase in the deferred tax assets (primarily due to the net operating loss carryforwards). At December 31, 2015, the Company had federal and state net operating loss carryforwards of approximately $27,636,000 and $27,384,000, respectively available to reduce future taxable income, if any. The federal and state net operating loss carryforwards expire beginning in 2029 and ending in 2035. At December 31, 2015, the Company had available federal and state income tax credits of approximately $333,000 and $39,000, respectively, which are available to reduce future income taxes, if any, through 2035.

Realization of the future tax benefits is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carryforward period. Under the provisions of the Internal Revenue Code, the net operating loss and tax credit carry-forwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss and tax credit carry-forwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50%, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitations is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has completed several financings since its inception, which may have resulted in a change in control as defined by Sections 382 and 383 of the Internal Revenue Code, or could result in a change in control in the future.

The Company has generated research and development tax credits but has not conducted a study to document its activities that qualify for research and development tax credits. This study may result in an adjustment to the Company’s research and development credit carryforwards; however, since we have not conducted a study any adjustment is unknown, no amounts are being presented as an uncertain tax position. A full valuation allowance has been provided against the Company’s research and development tax credits and, if an adjustment is required, this adjustment would be offset by an adjustment to the deferred tax asset established for the research and development tax credit carry-forwards and the valuation allowance.

We file income tax returns in the U.S. federal and Massachusetts jurisdictions. The statute of limitations for assessment by the Internal Revenue Service, or IRS, and state tax authorities is closed for tax years prior to 2012, although carryforward attributes that were generated prior to tax year 2012 may still be adjusted upon examination by the IRS or state tax authorities if they either have been or will be used in a future period. The Company is currently not under examination by the Internal Revenue Service or any other jurisdictions for any tax years. The Company’s policy is to record interest and penalties on any unrecognized tax benefits as part of tax expense. The Company has not recorded any interest or penalties on any unrecognized tax benefits since its inception. The Company does not believe material uncertain tax positions have arisen to date.